SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under a Pooling and Servicing Agreement dated as of November 1, 2006 providing for, inter alia, the issuance of Bear Stearns Mortgage Funding Trust 2006-AR4, Mortgage Pass-Through Certificates, Series 2006-AR4)

(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

(212) 272-2000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission File on March 13, 2006 No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2006 and for three- and nine-month periods ending September 30, 2006 and September 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2006 (which was filed with the Commission on November 8, 2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for three- and six-month periods ending June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Commission on August 9, 2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ending March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006); and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, July 26, 2006, July 26, 2006 (dated July 25, 2006) and October 25, 2006 as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) the Registration Statement and (ii) the prospectus supplement and shall be deemed to be a part hereof.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits

	23.1	Consent of KPMG LLP Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (Registrant)

By: /s/ Baron Silverstein
Name: Baron Silverstein Title: Senior Managing Director

Dated: November 29, 2006

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-132232) of Structured Asset Mortgage Investments II Inc. (the “Registrant”) and in the Prospectus Supplement of the Registrant relating to Bear Stearns Mortgage Pass-Through Certificates, Series 2006-AR4 (the “Prospectus Supplement”) of our report dated March 10, 2006 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 13, 2006, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP

New York, New York

November 28, 2006